                                  SMITH BARNEY
                             OREGON MUNICIPALS FUND

             CLASSIC SERIES | SEMI-ANNUAL REPORT | OCTOBER 31, 2001



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed.(SM)


          NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE

DEAR SHAREHOLDER:

We are pleased to provide the semi- annual report for the Smith Barney Oregon Municipals Fund ("Fund") for the period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find Investment Officer this report useful and informative.


[PHOTOGRAPH OF HEATH B. MCLENDON]            [PHOTOGRAPH OF PETER M. COFFEY]

   HEATH B.                                    PETER M.
   MCLENDON                                    COFFEY
   Chairman                                    Vice President and
                                               Investment Officer


PERFORMANCE UPDATE

For the six months ended October 31, 2001, the Fund's Class A shares, without sales charges, returned 6.65%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 5.80% for the same period.


INVESTMENT STRATEGY

The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.(2)


The Fund's portfolio manager, Peter Coffey, and his team seek to create a built-in income stream for the long term. They believe that municipal bonds are attractively priced relative to underlying inflation rates.


-----------
(1) The Lehman Index is a broad measure of the municipal-bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

(2) Please note a portion of the income from the Fund may be subject to the federal ALTERNATIVE MINIMUM TAX ("AMT").



1 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

MARKET AND FUND REVIEW

Even before the September 11th terrorist attacks, economic growth throughout the year was slowing and nearing a recession. The U. S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing monetary policy in an effort to bolster the flagging economy. Through August, the Fed had cut short-term interest rates seven times, from 6.5% to 3.5%, and appeared to be nearing the end of its rate-cutting campaign. Since the September 11th attacks, the Federal Open Market Committee ("FOMC")(3) lowered short-term rates four times for a total of 175 basis points(4). The federal funds rate ("fed funds rate")(5) now stands at 1.75%, its lowest level in four decades. Congress has also enacted emergency-spending measures and is working to craft a second package of tax cuts to help stimulate economic growth.


During the period covered by this report, the municipal-securities market reacted favorably to the cuts in short-term rates, and yields declined steadily from the last week in May to the end of August. Quality spreads -- the difference in yields between higher credit quality and lower credit quality debt -- also contracted. This market action contributed to the Fund's positive total return.

After September 11th, yields on longer term municipals and other long-term debt increased as short-term rates plummeted further. Quality spreads widened again, although not as much in the municipal market as in the corporate arena, with the notable exception of special-facilities debt backed by corporate entities, airlines in particular. Yields on longer term municipals are now only slightly higher than they were during the lows reached by the end of August.


-----------

(3) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(4)  A basis point is 0.01%, or one one-hundredth of a percent.

(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.




2 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

Given the beleaguered economic state of the U.S. and the rest of the world, the manager believes it's unlikely that we will see a resurgence of inflation any time soon. The manager believes this leaves the Fed with leeway for additional rate cuts. Thus, even with short-term rates at their lowest levels in four decades, the Fed may lower rates again before year-end.

OREGON ECONOMIC HIGHLIGHTS(6)

Early in 2001, Oregon was already embracing the challenges associated with a potential economic downturn, as well as initiating plans to counteract one. To offset a $100 million forecasted shortfall in state revenues, Governor John Kitzhaber proposed a budget strategy whereby the state would pay its debts early, during the current 1999-2001 budget time period, to free up funds for the upcoming 2001-2003 budget period, which began in July 2001. These actions were designed to rebalance the budget to restore funds for higher education, senior programs and public safety as well as to avert additional budget cuts. In his rebalanced budget plan, the Governor targeted improved funding for areas such as nursing care, education, state police and emergency firefighting.

At this time, the Governor's proposed 2001-2003 budget also included a $35 million expansion to the Community Incentive Fund, allocating $5 million in incentive funds to local community-development projects across the state. The Community Incentive Fund provides various communities throughout Oregon with financial backing to rehabilitate buildings, enhance main streets and develop community centers. To further bolster Oregon's economy, the governor signed a development-funding package in August to authorize the sale of bonds backed by Oregon lottery proceeds, targeting bonds at economic and community-development projects in rural Oregon.

This funding designates $150 million to provide a revolving-loan fund, which will allow for up to $50 million per biennium in grants and loans. Under the new program, low-interest loans will be made to rural and distressed communities for infrastructure-related projects such as water and sewer development. In addition, the lottery-bonding package includes $28.8 million for deepening the Columbia River channel to accommodate larger, deeper draft vessels and $22.8 million for the aforementioned Community Incentive Fund.

-----------
(6)  Source: Standard & Poor's.



3 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

As 2001 progressed, Governor Kitzhaber outlined additional steps to further rebalance Oregon's $12 billion biennial budget due to additional uncertainty surrounding Oregon's mounting budget shortfall. By the third quarter, state revenues were projected to decline $290 million as compared to $100 million earlier in the year. In our opinion, further declines are expected in December. In response, Governor Kitzhaber told state agencies to withhold two percent from all General Fund and Lottery Fund allotment plans to provide the legislature with more than $240 million in funds to reallocate after the December 1 forecast. The Governor also proposed that each agency backed by general or lottery funds set up two budget reduction plans, an administrative reduction plan to accrue immediate savings and a longer term plan.

Governor Kitzhaber created the Governor's Economic Strategy Advisory Group to provide a forum for him to interact with the private sector and to develop plans to stimulate the state's economy. In our opinion, he will also use the forum to inform the private sector about the state budget and impacts of budget cuts. Late in October, the Governor also outlined his federal agenda to revive the economy and upgrade security systems in the aftermath of the tragic events on September 11th. He targeted federal assistance for Oregon's community development, transportation industry (including aviation and rail), timber industry, and energy-generation and transmission facilities, among other industries.

MARKET OUTLOOK

Looking forward, while the manager believes most state and local governments are well-positioned after years of surpluses, the economic downturn and fear of projected deficits are prompting many of them to cut budgets. The expanding role of the federal government to meet the challenges of defending and rebuilding will also place additional burdens on state and local governments. This is likely to further increase municipal new-issue volume from an already high level. While demand has been quite strong and municipal bonds are extraordinarily inexpensive relative to U.S. Treasury securities, it is not clear if demand levels will be sufficient to absorb additional supply without a correction.


4 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

Looking ahead, the manager's strategy for the Fund is to place additional emphasis on higher coupon structures and to be more selective and conservative in assessing the creditworthiness of prospective investments. The manager also plans to exercise caution in taking advantage of trading opportunities for the Fund.

In closing, thank you for investing in the Smith Barney Oregon Municipals Fund.


Sincerely,

/s/ Heath B. McLendon              /s/ Peter M. Coffey
Heath B. McLendon                  Peter M. Coffey
Chairman                           Vice President and
                                   Investment Officer



December 12, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.


5 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                             NET ASSET VALUE
                         -----------------------
                          BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED              OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS     RETURNS(1)
------------------------------------------------------------------------------------------
10/31/01                  $  10.33    $  10.74     $  0.27       $  0.00           6.65%+
------------------------------------------------------------------------------------------
4/30/01                      10.02       10.33        0.54          0.00           8.62
------------------------------------------------------------------------------------------
4/30/00                      10.87       10.02        0.50          0.02          (3.01)
------------------------------------------------------------------------------------------
4/30/99                      10.76       10.87        0.49          0.09           6.56
------------------------------------------------------------------------------------------
4/30/98                      10.27       10.76        0.52          0.00           9.97
------------------------------------------------------------------------------------------
4/30/97                      10.26       10.27        0.54          0.15           7.01
------------------------------------------------------------------------------------------
4/30/96                      10.09       10.26        0.54          0.06           7.70
------------------------------------------------------------------------------------------
Inception* - 4/30/95++        9.55       10.09        0.49          0.00          11.08+
------------------------------------------------------------------------------------------
Total                                              $  3.89       $  0.32
------------------------------------------------------------------------------------------s


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                             NET ASSET VALUE
                         -----------------------
                          BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED              OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS     RETURNS(1)
------------------------------------------------------------------------------------------
10/31/01                  $  10.29    $  10.69     $  0.25       $  0.00           6.40%+
------------------------------------------------------------------------------------------
4/30/01                      10.00       10.29        0.50          0.00           8.06
------------------------------------------------------------------------------------------
4/30/00                      10.85       10.00        0.45          0.02          (3.52)
------------------------------------------------------------------------------------------
4/30/99                      10.75       10.85        0.44          0.09           5.94
------------------------------------------------------------------------------------------
4/30/98                      10.26       10.75        0.47          0.00           9.43
------------------------------------------------------------------------------------------
4/30/97                      10.25       10.26        0.49          0.15           6.48
------------------------------------------------------------------------------------------
4/30/96                      10.09       10.25        0.49          0.06           7.09
------------------------------------------------------------------------------------------
Inception* - 4/30/95++        9.55       10.09        0.45          0.00         10.59+
------------------------------------------------------------------------------------------
Total                                              $  3.54       $  0.32
------------------------------------------------------------------------------------------


6 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                           NET ASSET VALUE
                       -----------------------
                        BEGINNING      END        INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED            OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS     RETURNS(1)
----------------------------------------------------------------------------------------
10/31/01                $  10.31    $  10.70     $  0.25         0.00            6.26%+
----------------------------------------------------------------------------------------
4/30/01                    10.01       10.31        0.50         0.00            8.10
----------------------------------------------------------------------------------------
4/30/00                    10.86       10.01        0.45         0.02           (3.55)
----------------------------------------------------------------------------------------
4/30/99                    10.76       10.86        0.44         0.09            5.90
----------------------------------------------------------------------------------------
4/30/98                    10.27       10.76        0.46         0.00            9.38
----------------------------------------------------------------------------------------
4/30/97                    10.26       10.27        0.48         0.15            6.43
----------------------------------------------------------------------------------------
Inception* - 4/30/96       10.28       10.26        0.47         0.06            4.99+
----------------------------------------------------------------------------------------
Total                                            $  3.05       $ 0.32
----------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                       WITHOUT SALES CHARGES(1)
                                --------------------------------------
                                  CLASS A       CLASS B       CLASS L
----------------------------------------------------------------------
Six Months Ended 10/31/01+           6.65%         6.40%        6.26%
----------------------------------------------------------------------
Year Ended 10/31/01                  9.44          8.90         8.73
----------------------------------------------------------------------
Five Years Ended 10/31/01            6.05          5.50         5.45
----------------------------------------------------------------------
Inception* through 10/31/01          7.27++        6.71++       5.74
----------------------------------------------------------------------


                                        WITH SALES CHARGES(2)
                                --------------------------------------
                                  CLASS A       CLASS B       CLASS L
----------------------------------------------------------------------
Six Months Ended 10/31/01+          2.39%         1.90%         4.25%
----------------------------------------------------------------------
Year Ended 10/31/01                  5.07          4.40         6.70
----------------------------------------------------------------------
Five Years Ended 10/31/01            5.18          5.34         5.23
----------------------------------------------------------------------
Inception* through 10/31/01         6.68++        6.71++        5.58
----------------------------------------------------------------------


7 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                                         WITHOUT SALES CHARGES(1)
------------------------------------------------------------------
Class A (Inception* through 10/31/01)           68.55%++
------------------------------------------------------------------
Class B (Inception* through 10/31/01)           62.17++
------------------------------------------------------------------
Class L (Inception* through 10/31/01)           43.40
------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:

                                                            CLASS A      CLASS B
---------------------------------------------------------------------------------
Inception* through 4/30/95                                    6.23%        5.55%
---------------------------------------------------------------------------------
Inception* through 10/31/01:
---------------------------------------------------------------------------------
Average Annual Total Returns Without Sales Charges            6.89%        6.28%
---------------------------------------------------------------------------------
Average Annual Total Returns With Sales Charges               6.31         6.28
---------------------------------------------------------------------------------
Cumulative Total Returns (Inception* through 10/31/01)       64.29%       57.43%
---------------------------------------------------------------------------------



8 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

              GROWTH OF $10,000 INVESTED IN CLASS A AND B SHARES OF
                     SMITH BARNEY OREGON MUNICIPALS FUND VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------
                            May 1994 -- October 2001

               SB OREGON          SB OREGON
               MUNICIPALS         MUNICIPALS         LEHMAN BROTHERS
             CLASS A SHARES     CLASS B SHARES     MUNICIPAL BOND INDEX

  05/23/94           9,598             10,000             10,000
  04/95             10,662             11,059             10,574
  04/96             11,483             11,843             11,414
  04/97             12,288             12,610             12,172
  04/98             13,512             13,799             13,305
  04/99             14,398             14,620             14,230
  04/00             13,965             14,106             14,099
  04/02             15,169             15,242             15,561
 10/31/01          16,178             16,217              17,187



+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 23, 1994 (inception date), assuming deduction of the 4.00% maximum initial sales charge at the time of investment for Class A shares and the deduction of the maximum 4.50% CDSC for Class B shares, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.


9 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

SOLID WASTE                                 3.5%
TRANSPORTATION                              7.9%
UTILITIES                                   2.5%
WATER AND SEWER                             5.9%
EDUCATION                                  22.0%
GENERAL OBLIGATION                          5.7%
PRE-REFUNDED                                3.4%
HOSPITALS                                  13.0%
FINANCE                                     2.4%
HOUSING: SINGLE FAMILY                      8.2%
PUBLIC FACILITIES                           1.3%
HOUSING: MULTI-FAMILY                      10.0%
INDUSTRIAL DEVELOPMENT                      4.7%
LIFE CARE SYSTEMS                           6.5%
MISCELLANEOUS                               3.0%


--------------------------------------------------------------------------------
                   SUMMARY OF INVESTMENTS BY COMBINED RATINGS*
--------------------------------------------------------------------------------



                    STANDARD &     PERCENTAGE OF
 MOODY'S   AND/OR     POOR'S     TOTAL INVESTMENTS
---------          ------------ ------------------
   Aaa                  AAA             28.3%
    Aa                  AA              31.4
    A                    A               7.8
   Baa                  BBB             15.6
    Ba                  BB               1.0
   Caa                  CCC              1.5
    NR                  NR              14.4
                                       -----
                                       100.0%
                                       =====

-----------
* As a percentage of total investments. All information is as of October 31, 2001. Please note that these holdings are subject to change.


10 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 2001
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING(a)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
EDUCATION -- 22.0%
                           Clackamas County GO:
$ 500,000      Aaa*        Lake Oswego, School District No. 007J, MBIA-Insured,
                             5.000% due 6/1/26                                             $ 500,735
  500,000      AA          School District No. 086, School Board Guaranteed,
                             5.250% due 6/15/20                                              514,240
  500,000      AAA         School District No. 108, FSA-School Board Guaranteed,
                             5.000% due 6/15/25                                              501,865
1,000,000      AAA         Columbia County GO, School District No. 502, Deferred
                             Interest, FGIC-Insured, zero coupon bond to yield
                             5.050% due 6/1/18                                               443,270
  850,000      AA          Forest Grove, Campus Improvement & Refunding Revenue,
                             Pacific University, Asset Guaranteed, 6.300% due 5/1/25         931,209
  500,000      AAA         Jackson County GO, Central Point, School District No. 006,
                             FGIC-School Board Guaranteed, 5.250% due 6/15/20                513,915
  500,000      AAA         Linn County GO, School District No. 055, Sweet Home,
                             FSA-School Board Guaranteed, 5.000% due 6/15/29                 500,350
  500,000      Aaa*        Multnomah-Clackamas Counties GO, Centennial School
                             District No. 28-302, FGIC-School Board Guaranteed,
                             5.000% due 6/15/21                                              503,770
  600,000      BBB+        Multnomah County Educational Facilities Revenue, (University
                             of Portland Project), 6.000% due 4/1/25                         623,622
  500,000      AA          Multnomah County GO, Reynolds, School District No. 007,
                             School Board Guaranteed, 5.125% due 6/15/20                     508,900
  750,000      AAA         Oregon Health Sciences, University Revenue Bonds,
                             Capital Appreciation, Series A, MBIA-Insured,
                             zero coupon bond to yield 5.750% due 7/1/21                     273,428
                           Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority, Series A:
1,000,000      Baa1*           Linfield College Project, 6.625% due 10/1/20                1,064,130
  430,000      Aa3*            Oak Tree Foundation Project, 6.100% due 5/1/15                479,235
                               Western States Chiropractic, ACA-Insured:
  785,000      A                 6.350% due 12/1/20                                          832,916
  545,000      A                 6.350% due 12/1/25                                          570,986
  500,000      A           University of the Virgin Islands, Refunding & Improvement
                             Bonds, Series A, ACA-Insured, 6.250% due 12/1/29                536,275
  500,000      Aaa*        Washington County GO, Forest Grove, School District
                             No. 015, FSA-School Board Guaranteed,
                             5.000% due 6/15/21                                              503,770
-------------------------------------------------------------------------------------------------------
                                                                                           9,802,616
-------------------------------------------------------------------------------------------------------
FINANCE -- 2.4%
1,000,000      BBB-        Virgin Islands, Public Finance Authority Revenue, Series A,
                             Gross Receipts Taxes, 6.500% due 10/1/24                      1,071,580
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

11 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 OCTOBER 31, 2001
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING(a)                              SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 5.7%
$ 500,000      AAA         Lane County GO, Bethel, School District No. 052,
                             FGIC-Insured, 6.400% due 12/1/09                               $ 566,840
  500,000      NR          Northern Mariana Islands Commonwealth, Series A,
                             7.375% due 6/1/30                                                519,065
  500,000      AA          Oregon State GO, Veterans Welfare, Series 80A,
                             5.700% due 10/1/32                                               527,085
  750,000      AAA         Puerto Rico Commonwealth GO, XLCA-Insured,
                             8.899% due 7/1/17                                                906,360
--------------------------------------------------------------------------------------------------------
                                                                                            2,519,350
--------------------------------------------------------------------------------------------------------
HOSPITALS -- 13.0%
                           Clackamas County, Hospital Facility Authority Revenue:
                             Legacy Health System:
  500,000      AA              5.750% due 5/1/16                                              542,635
1,000,000      AA              5.250% due 5/1/21                                            1,021,850
1,000,000      Baa1*         Williamette Falls Hospital Project, 6.000% due 4/1/19          1,018,630
  595,000      BBB+        Klamath Falls, Inter-Community Hospital Authority Revenue,
                             (Gross-Merle West Medical Center Project),
                             7.100% due 9/1/24                                                625,404
1,000,000      AAA         Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority Revenue, Peacehealth,
                             5.250% due 11/15/21                                            1,027,810
  500,000      BBB-        Puerto Rico Industrial Tourist Educational, Medical &
                             Environmental Control Facilities Financing Authority,
                             (Ryder Memorial Hospital Project), Series A,
                             6.700% due 5/1/24                                                506,930
1,000,000      AA-         Umatilla County, Hospital Facility Authority Revenue Catholic
                             Health Initiatives, 5.750% due 12/1/20                         1,064,290
--------------------------------------------------------------------------------------------------------
                                                                                            5,807,549
--------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 10.0%
  215,000      Aa2*        Oregon State Housing & Community Services, Department
                             Housing Finance Revenue Bonds, Assisted or Insured
                             Multi Unit, Series A, FHA-Insured, 6.800% due 7/1/13             219,902
                           Portland Housing Authority, MFH Revenue Bonds:
  500,000      Aa1*          Cherry Blossom Apartments, Series A, GNMA-Collateralized,
                               6.100% due 12/20/26 (b)                                        535,290
  850,000      Aa3*          Cherry Ridge Project, 6.250% due 5/1/12 (b)                      885,003
  500,000      AA            Columbia Street Apartments Project, Series B, Asset
                               Guaranteed, 5.500% due 12/1/21 (b)                             509,355
                           Washington County Housing Authority, MFH Revenue Bonds:
1,000,000      NR            Affordable Housing Pool, Series A, 6.125% due 7/1/29             999,240
1,000,000      Aa3*          Bethany Meadows Project, 6.250% due 8/1/13 (b)                 1,051,210
  220,000      AAA           Terrace View Project, FNMA-Collateralized,
                               5.500% due 12/1/17 (b)                                         226,340
--------------------------------------------------------------------------------------------------------
                                                                                            4,426,340
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

12 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 OCTOBER 31, 2001
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING(a)                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 8.2%
                           Oregon State Housing & Community Services, Department
                             Mortgage Revenue, Single-Family Mortgage Program:
                               Series B:
$ 995,000      Aa2*              6.250% due 7/1/29 (b)                                    $1,045,427
  525,000      Aa2*              Pool-Insured, 6.875% due 7/1/28                             540,839
  450,000      Aa2*            Series D, 6.500% due 7/1/24 (b)                               469,980
  500,000      Aa2*            Series F, 5.550% due 7/1/30                                   513,315
  500,000      Aa2*            Series G, 5.700% due 7/1/32 (b)                               513,225
  295,000      AAA         Puerto Rico Housing Bank & Finance Agency, Single-Family
                             Mortgage Revenue Bonds, Affordable Housing Mortgage-
                             Portfolio I, GNMA/FNMA/FHLMC-Collateralized,
                             6.250% due 4/1/29 (b)                                           310,057
  240,000      AAA         Virgin Islands HFA, Single-Family Revenue Bonds, Mortgage-
                             Backed Securities, Program A, GNMA-Collateralized,
                             6.450% due 3/1/16 (b)                                           253,598
-------------------------------------------------------------------------------------------------------
                                                                                           3,646,441
-------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 4.7%
                           Oregon State EDR:
  400,000      BBB-          Georgia-Pacific Corp., Series CLVII, 6.350% due 8/1/25 (b)    1,020,300
1,000,000      Aa3*        Oregon State Economic Development Commission,
                             Economic and Industrial Revenue, Trus Joint Corp.,
                             1.700% due 7/1/09 (c)                                           400,000
1,000,000      Caa3*       Solid Waste Disposal, (USG Corp. Project), Series 192,
                             6.400% due 12/1/29 (b)                                          655,000
-------------------------------------------------------------------------------------------------------
                                                                                           2,075,300
-------------------------------------------------------------------------------------------------------
LIFE CARE SYSTEMS -- 6.5%
  400,000      NR          Albany Hospital Facilities Authority Revenue, Mennonite
                             Home of Albany Inc., 5.900% due 10/1/20                         367,152
                           Clackamas County, Hospital Facility Authority Revenue:
  500,000      NR            Robison Jewish Home Project, 6.250% due 10/1/28                 483,555
2,000,000      NR            Senior Living Facility, Mary's Woods at Marylhurst Inc.,
                               Series A, 6.625% due 5/15/29                                2,072,060
-------------------------------------------------------------------------------------------------------
                                                                                           2,922,767
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 3.0%
  300,000      NR          Lebanon Urban Renewal Agency, 5.500% due 6/1/14                   315,717
  500,000      AAA         Oregon State Department of Administrative Services, COP,
                             Series B, AMBAC-Insured, 5.000% due 5/1/26                      502,835
  500,000      A           Virgin Islands Public Finance Authority Revenue, Sr. Lien,
                             ACA-Insured, 5.500% due 10/1/18                                 520,055
-------------------------------------------------------------------------------------------------------
                                                                                           1,338,607
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

13 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 OCTOBER 31, 2001
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING(a)                              SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------------
PRE-REFUNDED (D) -- 3.4%
$ 550,000      A2*         Oregon State Bond Bank Revenue, Economic Development
                             Department, Series 1, (1/1/03 Call @ 102),
                             6.700% due 1/1/15                                              $ 588,792
  500,000      AAA         Oregon State Department of Administrative Services,
                             COP, Series A, AMBAC-Insured, (5/1/10 Call @ 101),
                             6.250% due 5/1/17                                                593,005
  300,000      AAA         Portland Housing Authority, MFH Revenue Bonds, Series A,
                             Sr. Lien, (Fairview Woods Project), (8/1/01 Call @ 100),
                             6.875% due 8/1/14                                                333,594
--------------------------------------------------------------------------------------------------------
                                                                                            1,515,391
--------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 1.3%
                           Oregon State Bond Bank Revenue:
   50,000      AAA           Economic & Community Development Department, Series B,
                               MBIA-Insured, 5.500% due 1/1/26                                520,760
  500,000      A2*           Economic Development Department, Series 1,
                               6.700% due 1/1/15                                               52,264
--------------------------------------------------------------------------------------------------------
                                                                                              573,024
--------------------------------------------------------------------------------------------------------
SOLID WASTE -- 3.5%
1,500,000      NR          Wasco County, Solid Waste Disposal Revenue, (Waste
                             Connections Inc. Project), 7.250% due 3/1/21 (b)               1,554,375
--------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 7.9%
  500,000      AA+         Oregon State Department of Transportation, Highway User
                             Tax Revenue, 5.375% due 11/15/20                                 521,225
1,000,000      AAA         Port of Portland Airport Revenue, Portland International
                             Airport, Series B, AMBAC-Insured, 5.500% due 7/1/18 (b)        1,026,930
1,000,000      AAA         Puerto Rico Commonwealth, Highway & Transportation
                             Authority Revenue, Series Y, MBIA-Insured,
                             5.000% due 7/1/36                                              1,009,260
  500,000      BB          Puerto Rico Port Authority Revenue, Special Facilities,
                             (American Airlines Project), Series A, 6.250% due 6/1/26 (b)     424,865
  500,000      AA+         Tri-Country Metropolitan Transportation District Revenue,
                             Series A, 5.375% due at 8/1/20                                   518,840
--------------------------------------------------------------------------------------------------------
                                                                                            3,501,120
--------------------------------------------------------------------------------------------------------
UTILITIES -- 2.5%
1,000,000    BBB-++        Klamath Falls, Electric Revenue Refunding Bonds, Sr. Lien,
                             Klamath Cogeneration, 6.000% due 1/1/25                        1,004,800
  100,000      NR          Western Generation Agency, Cogeneration Project Revenue,
                             (Wauna Cogeneration Project), Series B,
                             7.250% due 1/1/09 (b)                                            105,250
--------------------------------------------------------------------------------------------------------
                                                                                            1,110,050
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

14 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                 OCTOBER 31, 2001
--------------------------------------------------------------------------------

    FACE
   AMOUNT      RATING(a)                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 5.9%
$ 360,000      A+          Clackamas County, Service District No. 001, Sewer Revenue,
                             6.375% due 10/1/14                                          $    389,398
  500,000      AAA         Eugene Water Revenue, Utility System, FSA-Insured,
                             5.875% due 8/1/30                                                540,920
1,000,000      AAA         Klamath Falls Wastewater Revenue, AMBAC-Insured,
                             5.500% due 6/1/25                                              1,042,260
  600,000      Aa2*        Port of Umatilla Water Revenue, 6.650% due 8/1/22 (b)              647,280
--------------------------------------------------------------------------------------------------------
                                                                                            2,619,858
--------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $42,488,581**)                                       $ 44,484,368
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Duff & Phelps.

(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.

(d) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 16 through 18 for definitions of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

15 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA        --   Bonds rated "AAA" have the highest rating assigned by Standard &
                Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A          --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB        --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,     --   Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on
CCC,            balance, as predominantly speculative with respect to capacity
CC              to pay interest and repay principal in accordance with the terms
and C           of the obligation. "BB" represents the lowest degree of
                speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     --      Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      --      Bonds rated "Aa" are judged to be of high quality by all
                standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       --      Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     --      Bonds rated "Baa" are considered as medium grade obligations,
                i.e., they are neither highly protected nor poorly secured.
                Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
                Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B       --      Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     --      Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

16 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA     --      Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB     --      Bonds rated BBB by Fitch currently have a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB      --      Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met.
                Securities rated in this category are not considered by Fitch to be investment grade.

NR      --      Indicates that the bond is not rated by Standard & Poor's,
                Moody's or Fitch.

--------------------------------------------------------------------------------
SHORT-TERM SECURITY RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

SP-1       --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1        --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     --   Moody's highest rating for issues having a demand feature --
                VRDO.

P-1        --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------

ABAG       --   Association of Bay Area
                Governments
ACA        --   American Capital Assurance
AIG        --   American International Guaranty
AMBAC      --   AMBAC Indemnity Corporation
BAN        --   Bond Anticipation Notes
BIG        --   Bond Investors Guaranty
CGIC       --   Capital Guaranty Insurance
                Company
CHFCLI     --   California Health Facility
                Construction Loan Insurance
CONNIE     --   College Construction Loan
 LEE            Insurance Association
COP        --   Certificate of Participation
EDA        --   Economic Development
                Authority

EDR        --   Economic Development
                Revenue
ETM        --   Escrowed To Maturity
FGIC       --   Financial Guaranty Insurance
                Company
FHA        --   Federal Housing Administration
FHLMC      --   Federal Home Loan Mortgage
                Corporation
FLAIRS     --   Floating Adjustable Interest Rate
                Securities
FNMA       --   Federal National Mortgage
                Association
FRTC       --   Floating Rate Trust Certificates
FSA        --   Financing Security Assurance
GIC        --   Guaranteed Investment Contract
GNMA       --   Government National Mortgage
                Association

17 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


GO         --   General Obligation
HDC        --   Housing Development
                Corporation
HFA        --   Housing Finance Authority
IDA        --   Industrial Development
                Authority
IDB        --   Industrial Development Board
IDR        --   Industrial Development Revenue
INFLOS     --   Inverse Floaters
ISD        --   Independent School District
LOC        --   Letter of Credit
MBIA       --   Municipal Bond Investors
                Assurance Corporation
MFH        --   Multi-Family Housing
MVRICS     --   Municipal Variable Rate Inverse
                Coupon Security
PCR        --   Pollution Control Revenue

PSF        --   Permanent School Fund
RAN        --   Revenue Anticipation Notes
RIBS       --   Residual Interest Bonds
RITES      --   Residual Interest Tax-Exempt
                Securities
TAN        --   Tax Anticipation Notes
TECP       --   Tax-Exempt Commercial Paper
TOB        --   Tender Option Bonds
TRAN       --   Tax and Revenue Anticipation
                Notes
SYCC       --   Structured Yield Curve
                Certificate
VA         --   Veterans Administration
VRDD       --   Variable Rate Daily Demand
VRWE       --   Variable Rate Wednesday
                Demand
XLCA       --   XL Capital Assurance Inc.

18 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                 OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $42,488,581)                                      $44,484,368
  Cash                                                                                 457,534
  Interest receivable                                                                  824,959
  Receivable for Fund shares sold                                                        6,464
----------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                      45,773,325
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                                     906,360
  Management fee payable                                                                77,131
  Distribution fees payable                                                             14,720
  Accrued expenses                                                                      21,049
----------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                  1,019,260
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $44,754,065
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                                       $     4,177
  Capital paid in excess of par value                                               43,277,292
  Overdistributed net investment income                                                 (4,878)
  Accumulated net realized loss from security transactions                            (518,313)
  Net unrealized appreciation of investments                                         1,995,787
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $44,754,065
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class A                                                                            2,102,322
  --------------------------------------------------------------------------------------------
  Class B                                                                            1,625,266
  --------------------------------------------------------------------------------------------
  Class L                                                                              449,365
  --------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                                        $10.74
  --------------------------------------------------------------------------------------------
  Class B *                                                                             $10.69
  --------------------------------------------------------------------------------------------
  Class L **                                                                            $10.70
  --------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)                     $11.19
  --------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                     $10.81
----------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

19 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
  Interest                                                              $1,223,903
----------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                                85,912
  Investment advisory fee (Note 4)                                          62,851
  Administration fee (Note 4)                                               41,900
  Audit and legal                                                           15,456
  Shareholder and system servicing fees                                     10,488
  Shareholder communications                                                 8,280
  Trustees' fees                                                             7,544
  Custody                                                                    1,104
  Other                                                                     11,592
----------------------------------------------------------------------------------
  TOTAL EXPENSES                                                           245,127
  Less: Investment advisory and administration fee waiver (Note 4)         (31,425)
----------------------------------------------------------------------------------
  NET EXPENSES                                                             213,702
----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    1,010,201
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                   3,669,315
   Cost of securities sold                                               3,514,485
----------------------------------------------------------------------------------
  NET REALIZED GAIN                                                        154,830
----------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                                     571,024
   End of period                                                         1,995,787
----------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION                                1,424,763
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                  1,579,593
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $2,589,794
----------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

20 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2001

                                                                           OCTOBER 31         APRIL 30
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                 $ 1,010,201       $ 1,724,845
  Net realized gain                                                         154,830           117,676
  Increase in net unrealized appreciation                                 1,424,763           877,509
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS                                  2,589,794         2,720,030
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                                  (1,031,693)       (1,760,443)
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS                                         (1,031,693)       (1,760,443)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                        9,115,161         8,196,790
  Net asset value of shares issued for reinvestment of dividends            600,875         1,089,464
  Cost of shares reacquired                                              (3,472,584)       (6,761,101)
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     6,243,452         2,525,153
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                    7,801,553         3,484,740
NET ASSETS:
  Beginning of period                                                    36,952,512        33,467,772
---------------------------------------------------------------------------------------------------------
  END OF PERIOD*                                                        $44,754,065       $36,952,512
---------------------------------------------------------------------------------------------------------
*   Includes undistributed (overdistributed) net investment income:     $    (4,878)      $    11,154
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

21 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gains and undistributed net investment income in the amounts of $16,724 and $1,945, respectively. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


22 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective May 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended October 31, 2001, interest income increased by $2,918 and the change in net unrealized appreciation of investments decreased by $2,918. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $8,378 to reflect the cumulative effect of this change up to the date of the adoption.

2. FUND CONCENTRATION

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.


23 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND AFFILIATED TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $18,855 of its investment advisory fees for the six months ended October 31, 2001.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBFM waived $12,570 of its administration fees for the six months ended October 31, 2001.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended October 31, 2001, the Fund paid transfer agent fees of $5,713 to CFTC.

SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.


24 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For the six months ended October 31, 2001, SSB received sales charges of $62,000 and $10,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended October 31, 2001, CDSCs paid to SSB were approximately $10,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively.

For the six months ended October 31, 2001, total Distribution Plan fees incurred were:

                                               CLASS A     CLASS B      CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees                        $15,406     $55,287      $15,219
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. INVESTMENTS

During the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


--------------------------------------------------------------------------------
Purchases                                                            $9,873,428
--------------------------------------------------------------------------------
Sales                                                                 3,669,315
--------------------------------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                        $2,437,229
Gross unrealized depreciation                                          (441,442)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,995,787
--------------------------------------------------------------------------------


25 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6. FUTURES CONTRACTS

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Fund did not hold any futures contracts.

7. CAPITAL LOSS CARRYFORWARD

At April 30, 2001, the Fund had, for Federal income tax purposes, approximately $673,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30, of the year indicated:


                                                           2008          2009
--------------------------------------------------------------------------------
Carryforward amounts                                    $435,000      $238,000
--------------------------------------------------------------------------------


26 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
8. Shares of Beneficial Interest
At October 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


At October 31, 2001, total paid-in capital amounted to the following for each class:


                              CLASS A          CLASS B         CLASS L
-------------------------------------------------------------------------
Total Paid-in Capital      $21,722,505      $16,754,128      $4,804,836
-------------------------------------------------------------------------

Transactions in shares of each class were as follows:


                                         SIX MONTHS ENDED                     YEAR ENDED
                                         OCTOBER 31, 2001                   APRIL 30, 2001
                                  -------------------------------   -----------------------------
                                      SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------
CLASS A
Shares sold                           610,218      $  6,413,721         324,313      $  3,355,928
Shares issued on reinvestment          26,360           279,094          48,031           495,768
Shares reacquired                    (146,729)       (1,548,320)       (184,544)       (1,906,908)
-------------------------------------------------------------------------------------------------
Net Increase                          489,849      $  5,144,495         187,800      $  1,944,788
-------------------------------------------------------------------------------------------------
CLASS B
Shares sold                           159,317      $  1,678,497         362,203      $  3,765,553
Shares issued on reinvestment          24,267           255,852          46,547           479,036
Shares reacquired                    (168,030)       (1,764,805)       (418,663)       (4,321,774)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                15,554      $    169,544          (9,913)     $    (77,185)
-------------------------------------------------------------------------------------------------
CLASS L
Shares sold                            97,055      $  1,022,943         103,201      $  1,075,309
Shares issued on reinvestment           6,243            65,929          11,124           114,660
Shares reacquired                     (15,267)         (159,459)        (52,275)         (532,419)
-------------------------------------------------------------------------------------------------
Net Increase                           88,031      $    929,413          62,050      $    657,550
-------------------------------------------------------------------------------------------------

27 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:




CLASS A SHARES                            2001(1)(2)       2001(2)       2000(2)       1999(2)         1998          1997
-------------------------------------   --------------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $  10.33         $ 10.02       $ 10.87       $ 10.76       $ 10.27      $ 10.26
-------------------------------------     --------         -------       -------       -------       -------      -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)                    0.28            0.54          0.51          0.49          0.53         0.54
  Net realized and unrealized
   gain (loss)                                0.40            0.31         (0.84)         0.20          0.48         0.16
-------------------------------------     --------         -------       -------       -------       -------      -------
Total Income (Loss) From Operations           0.68            0.85         (0.33)         0.69          1.01         0.70
-------------------------------------     --------         -------       -------       -------       -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income                      (0.27)          (0.54)        (0.50)        (0.49)        (0.52)       (0.54)
  Net realized gains                            --              --         (0.02)        (0.09)           --        (0.13)
  In excess of net realized gains               --              --            --            --            --        (0.02)
-------------------------------------     --------         -------       -------       -------       -------      --------
Total Distributions                          (0.27)          (0.54)        (0.52)        (0.58)        (0.52)       (0.69)
-------------------------------------     --------         -------       -------       -------       -------      --------
NET ASSET VALUE, END OF PERIOD            $  10.74         $ 10.33       $ 10.02       $ 10.87       $ 10.76      $ 10.27
-------------------------------------     --------         -------       -------       -------       -------      --------
TOTAL RETURN                                  6.65%++         8.62%        (3.01)%        6.56%         9.97%        7.01%
-------------------------------------     --------         -------       -------       -------       -------      --------
NET ASSETS, END OF PERIOD (000'S)         $ 22,573         $16,657       $14,272       $15,994       $12,371      $ 9,769
-------------------------------------     --------         -------       -------       -------       -------      --------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                 0.75%+          0.82%         0.83%        0.87%         0.65%         0.65%
  Net investment income(4)                    5.11 +          5.23          5.02         4.49          4.96          5.21
-------------------------------------     --------         -------       -------       -------       -------      --------
PORTFOLIO TURNOVER RATE                         11%             35%           81%          28%           49%           37%
-------------------------------------     --------         -------       -------       -------       -------      --------

(1)   For the six months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 2001 and the five years ended April 30, 2001. In addition, the investment adviser reimbursed the Fund for $53,166 in expenses for the year ended April 30, 1997. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                  Per Share Decreases
                                to Net Investment Income
            ----------------------------------------------------------------
             2001(1)     2001       2000       1999       1998       1997
            --------- ---------- ---------- ---------- ---------- ----------
  Class A    $ 0.01     $ 0.02     $ 0.02     $ 0.01     $ 0.05     $ 0.07



                                      Expense Ratios
                                    Without Fee Waivers
                                    and Reimbursements
            -------------------------------------------------------------------
               2001(1)      2001       2000       1999       1998       1997
            ------------ ---------- ---------- ---------- ---------- ----------
  Class A        0.90%+      0.97%      0.98%      0.99%      1.12%      1.41%

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets would have been 5.09%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


28 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:



CLASS B SHARES                            2001(1)(2)       2001(2)       2000(2)       1999(2)         1998          1997
-------------------------------------   --------------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD                      $  10.29         $ 10.00       $ 10.85       $ 10.75       $ 10.26       $ 10.25
-------------------------------------     --------         -------       -------       -------       -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)                    0.24            0.48          0.46          0.43          0.48          0.48
  Net realized and unrealized
   gain (loss)                                0.41            0.31         (0.84)         0.20          0.48          0.17
-------------------------------------     --------         -------       -------       -------       -------       -------
Total Income (Loss) From Operations           0.65            0.79         (0.38)         0.63          0.96          0.65
-------------------------------------     --------         -------       -------       -------       -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income                      (0.25)          (0.50)        (0.45)        (0.44)        (0.47)        (0.49)
  Net realized gains                            --              --         (0.02)        (0.09)           --         (0.13)
  In excess of net realized gains               --              --            --            --            --         (0.02)
-------------------------------------     --------         -------       -------       -------       -------       -------
Total Distributions                          (0.25)          (0.50)        (0.47)        (0.53)        (0.47)        (0.64)
-------------------------------------     --------         -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD            $  10.69         $ 10.29       $ 10.00       $ 10.85       $ 10.75       $ 10.26
-------------------------------------     --------         -------       -------       -------       -------       -------
TOTAL RETURN                                  6.40%++         8.06%        (3.52)%        5.94%         9.43%         6.48%
-------------------------------------     --------         -------       -------       -------       -------       -------
NET ASSETS, END OF PERIOD (000s)          $ 17,372         $16,572       $16,199       $19,833       $16,691       $13,184
-------------------------------------     --------         -------       -------       -------       -------       -------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                 1.28%+          1.35%         1.35%         1.39%         1.17%         1.17%
  Net investment income(4)                    4.58 +          4.72          4.49          3.97          4.44          4.69
-------------------------------------     --------         -------       -------       -------       -------       -------
PORTFOLIO TURNOVER RATE                         11%             35%           81%           28%           49%           37%
-------------------------------------     --------         -------       -------       -------       -------       -------

(1)   For the six months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 2001 and the five years ended April 30, 2001. In addition, the investment adviser reimbursed the Fund for $53,166 in expenses for the year ended April 30, 1997. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                  Per Share Decreases
                                to Net Investment Income
            ----------------------------------------------------------------
             2001(1)     2001       2000       1999       1998       1997
            --------- ---------- ---------- ---------- ---------- ----------
  Class B    $ 0.01     $ 0.02     $ 0.02     $ 0.01     $ 0.05     $ 0.07



                                      Expense Ratios
                                    Without Fee Waivers
                                    and Reimbursements
            -------------------------------------------------------------------
               2001(1)      2001       2000       1999       1998       1997
            ------------ ---------- ---------- ---------- ---------- ----------
  Class B        1.42%+      1.49%      1.49%      1.51%      1.63%      1.93%

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets would have been 4.56%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


29 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:



CLASS L SHARES                            2001(1)(2)       2001(2)       2000(2)      1999(2)(3)        1998          1997
-------------------------------------   --------------   -----------   -----------   ------------   -----------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD                      $  10.31        $ 10.01        $ 10.86       $ 10.76       $ 10.27       $ 10.26
-------------------------------------     --------        -------        -------       -------       -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)                    0.24           0.48           0.46          0.43          0.47          0.47
  Net realized and unrealized
   gain (loss)                                0.40           0.32          (0.84)         0.20          0.48          0.17
-------------------------------------     --------        -------        -------       -------       -------       -------
Total Income (Loss) From Operations           0.64           0.80          (0.38)         0.63          0.95          0.64
-------------------------------------     --------        -------        -------       -------       -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income                      (0.25)         (0.50)         (0.45)        (0.44)        (0.46)        (0.48)
  Net realized gains                            --             --          (0.02)        (0.09)           --         (0.13)
  In excess of net realized gains               --             --             --            --            --         (0.02)
-------------------------------------     --------        --------       -------       --------      --------      --------
Total Distributions                          (0.25)         (0.50)         (0.47)        (0.53)        (0.46)        (0.63)
-------------------------------------     --------        --------       -------       --------      --------      --------
NET ASSET VALUE, END OF PERIOD            $  10.70        $ 10.31        $ 10.01       $ 10.86       $ 10.76       $ 10.27
-------------------------------------     --------        --------       -------       --------      --------      --------
TOTAL RETURN                                  6.26%++        8.10%         (3.55)%        5.90%         9.38%         6.43%
-------------------------------------     --------        --------       -------       --------      --------      --------
NET ASSETS, END OF PERIOD (000S)          $  4,809        $ 3,724        $ 2,997       $ 3,157      $  2,110      $    913
-------------------------------------     --------        --------       -------       --------      --------      --------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                                 1.32%+         1.39%          1.39%         1.43%         1.21%         1.21%
  Net investment income(5)                    4.53 +         4.67           4.46          3.94          4.39          4.66
-------------------------------------     --------        --------       -------       --------      --------      --------
PORTFOLIO TURNOVER RATE                         11%            35%            81%           28%           49%           37%
-------------------------------------     --------        --------       -------       --------      --------      --------

(1)   For the six months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 2001 and the five years ended April 30, 2001. In addition, the investment adviser reimbursed the Fund for $53,166 in expenses for the year ended April 30, 1997, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:




                                  Per Share Decreases
                                to Net Investment Income
            ----------------------------------------------------------------
             2001(1)     2001       2000       1999       1998       1997
            --------- ---------- ---------- ---------- ---------- ----------
  Class L    $ 0.01     $ 0.02     $ 0.02     $ 0.01     $ 0.04     $ 0.06



                                      Expense Ratios
                                    Without Fee Waivers
                                    and Reimbursements
            -------------------------------------------------------------------
               2001(1)      2001       2000       1999       1998       1997
            ------------ ---------- ---------- ---------- ---------- ----------
  Class L        1.47%+      1.54%      1.53%      1.55%      1.67%      1.96%

(5)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets would have been 4.52%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


30 SMITH BARNEY OREGON MUNICIPALS FUND | 2001 Semi-Annual Report to Shareholders

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

 SMITH BARNEY
 OREGON MUNICIPALS FUND

     TRUSTEES
     Herbert Barg
     Alfred J. Bianchetti
     Martin Brody
     Dwight B. Crane
     Burt N. Dorsett
     Elliott S. Jaffe
     Stephen E. Kaufman
     Joseph J. McCann
     Heath B. McLendon,
      Chairman
     Cornelius C. Rose, Jr.


     James J. Crisona,
     Emeritus


     OFFICERS
     Heath B. McLendon
     President and
     Chief Executive Officer


     Lewis E. Daidone
     Senior Vice President
     and Treasurer


     Peter M. Coffey
     Vice President and
     Investment Officer


     Anthony Pace
     Controller


     Christina T. Sydor
     Secretary

     INVESTMENT ADVISER
     Smith Barney Fund
      Management LLC


     DISTRIBUTOR
     Salomon Smith Barney Inc.


     CUSTODIAN
     PFPC Trust Company


     TRANSFER AGENT
     Citi Fiduciary Trust Company
     125 Broad Street, 11th Floor
     New York, New York 10004


     SUB-TRANSFER AGENT
     PFPC Global Fund Services
     P.O. Box 9699
     Providence, Rhode Island
     02940-9699

    Smith Barney Oregon Municipals Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY OREGON MUNICIPALS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



www.smithbarney.com/mutualfunds


SALOMON SMITH BARNEY
----------------------------------
A member of citigroup
[GRAPHIC OMITTED]



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0820 12/01